                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                            CIGNA HIGH INCOME SHARES
________________________________________________________________________________
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
________________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a6(i)(1) and 0-11.

    1)  Title of each class of securities to which transaction applies:

        ________________________________________________________________________
    2)  Aggregate number of securities to which transaction applies:

        ________________________________________________________________________
    3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ________________________________________________________________________
    4)  Proposed maximum aggregate value of transaction:

        ________________________________________________________________________
    5)  Total fee paid:

        ________________________________________________________________________


[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing:

    1)  Amount Previously Paid:

        ________________________________________________________________________
    2)  Form, Schedule or Registration Statement No.:

        ________________________________________________________________________
    3)  Filing Party:

        ________________________________________________________________________
    4)  Date Filed:

        ________________________________________________________________________

                            CIGNA HIGH INCOME SHARES



                                                   Worcester, Massachusetts
                                                             March 13, 2001

   To Our Shareholders:

     The Annual Meeting of Shareholders of CIGNA High Income Shares will be held at The Sheraton Springfield Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 23, 2001 at 11:30 a.m., Eastern Time. Formal notice of the meeting appears on the next page and is followed by the proxy statement.

     We hope you will find it convenient to attend the meeting, but we urge you in any event to complete and return the enclosed proxy card in the envelope provided. It is very important that your proxy card be received as soon as possible so that the necessary quorum will be represented at the meeting. If you do attend, you may vote in person if you so desire.

     The Annual Report of CIGNA High Income Shares for the year ended December 31, 2000 has previously been mailed to you.







                                                    Sincerely,


                                                    /s/ Richard H. Forde

                                                    Richard H. Forde
                                                    CHAIRMAN




________________________________________________________________________________

                             YOUR VOTE IS IMPORTANT

   SHAREHOLDERS ARE URGED TO INDICATE THEIR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ACCOMPANYING ENVELOPE. YOUR PROMPT ATTENTION IS APPRECIATED.
________________________________________________________________________________

                            CIGNA HIGH INCOME SHARES


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS



To Shareholders of CIGNA High Income Shares:

      The Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund") will be held at The Sheraton Monarch Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 23, 2001 at 11:30 a.m., Eastern Time, for the following purposes:

      (1) To elect five Trustees to serve until the next Annual Meeting of Shareholders or until the election and qualification of their successors.

      (2) To ratify the appointment by the Board of Trustees of PricewaterhouseCoopers LLP as independent accountants of the Fund for the fiscal year ending December 31, 2001.

      (3) To transact such other business as may properly come before the meeting or any postponement or adjournment thereof.

      Holders of record of the shares of the Fund at the close of business on March 7, 2001 are entitled to vote at the meeting.




                                           /s/ Jeffrey S. Winer

                                           Jeffrey S. Winer
                                           SECRETARY




Worcester, Massachusetts
March 13, 2001

                                 PROXY STATEMENT

                        ANNUAL MEETING OF SHAREHOLDERS OF
                            CIGNA HIGH INCOME SHARES

     This proxy statement is furnished in connection with the solicitation of proxies by the Trustees of CIGNA High Income Shares (the "Fund") for use at the Annual Meeting of Shareholders of the Fund to be held at The Sheraton Monarch Hotel, One Monarch Place, Springfield, Massachusetts 01144 on Monday, April 23, 2001 at 11:30 a.m., Eastern Time, and at any postponement or adjournment thereof.

     Any person executing a proxy may revoke it at any time prior to its use by executing a new proxy or by registering with the Secretary of the Fund at the meeting and requesting a revocation. Executed proxies received by the Fund will be voted in accordance with the directions specified in the proxy. A majority of the outstanding shares of the Fund must be present at the meeting in person or by proxy to constitute a quorum for the transaction of business.

     For purposes of determining the presence of a quorum for transacting business at the meeting and determining whether sufficient votes have been cast FOR the proposals, abstentions (that is, votes that are marked "withheld") and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote the shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares which are present and entitled to vote, but which have not voted on such matter. For this reason, abstentions and broker non-votes will assist the Fund in obtaining a quorum; however, abstentions and broker non-votes will have no effect on the outcome of the vote.

     The Board of Trustees recommends a vote FOR the election of Trustees and FOR the ratification of PricewaterhouseCoopers LLP as independent accountants. If no specification is made, the proxy will be voted FOR the election of
Trustees as listed, FOR the ratification of the appointment of PricewaterhouseCoopers LLP and at the discretion of the proxy holders, on any other matters which may properly come before the meeting or at any postponement or adjournment. The Board of Trustees does not know of any actions to be considered at the meeting other than those referred to above.

     Costs of soliciting proxies will be borne by the Fund. In addition to solicitation of proxies by use of the mails, some of the officers of the Fund and persons affiliated with CIGNA Corporation ("CIGNA") and its affiliated companies may, without remuneration, solicit proxies in person or by telephone.

     At the close of business on March 7, 2001, the record date for the determination of shareholders entitled to vote at the meeting, there were 52,360,902.775 outstanding shares. Each share is entitled to one vote. This proxy statement and the accompanying Notice of Annual Meeting of Shareholders and form of proxy are being mailed on or about March 13, 2001 to shareholders of record on the record date.

     The principal executive offices of the Fund are located at (and its mailing address is) 100 Front Street, Suite 300, Worcester, Massachusetts 01601.

     THE FUND WILL FURNISH TO A SHAREHOLDER UPON REQUEST, WITHOUT CHARGE, A COPY OF THE ANNUAL REPORT. REQUESTS MAY BE MADE BY WRITING TO THE FUND C/O TIMESSQUARE CAPITAL MANAGEMENT, INC., 900 COTTAGE GROVE ROAD, S-215, HARTFORD, CT 06152-2210, ATTN: ALFRED A. BINGHAM III, OR BY CALLING 1-800-426-5523.



                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     At the meeting, five Trustees are to be elected by the shareholders of the Fund. The Board of Trustees has nominated and recommends the election of Messrs. Hugh R. Beath, Richard H. Forde, Russell H. Jones, Thomas C. Jones and Paul J. McDonald. Each of the nominees is currently serving on the Board of Trustees. Shareholders are asked to elect Messrs. Forde, R. Jones, T. Jones and McDonald as Trustees of the Fund, each to hold office until the next Annual Meeting of Shareholders or until the election and qualification of his successor.

     Each of the Trustees of the Fund also serves as a Director of CIGNA Investment Securities, Inc. ("CIS"). TimesSquare Capital Management, Inc. ("TimesSquare"), an indirect, wholly owned subsidiary of CIGNA, serves as investment adviser to both the Fund and CIS. CIS will hold an annual meeting on April 23, 2001, at which shareholders will be asked to elect Messrs. Beath, Forde, R. Jones, T. Jones and McDonald as Directors.

     All shares represented by valid proxies will be voted in the election of Trustees for the nominees unless authority to vote for a particular nominee is withheld. Proxies cannot be voted for a greater number of persons than the nominees named in the proxy statement. If any nominee should be unable to serve, an event not now anticipated, proxies will be voted for such other person as shall be designated by the Board of Trustees of the Fund, or the Board of Trustees may reduce the number of Trustees, as authorized by the Declaration of Trust. All of the nominees have agreed to serve if elected.

     Mr. Beath was first elected to the Board in 1987. Messrs. R. Jones and McDonald were first elected in 1995. Mr. T. Jones was first elected to the Board in 1998. Mr. Forde was appointed to the Board in 1998. Messrs. Forde, R. Jones,
T. Jones and McDonald were last elected by shareholders on April 24, 2000.

     The following table sets forth the number of shares of the Fund and shares of CIGNA beneficially owned by those who served on the Board of Trustees during 2000 and by the Fund's Trustees and officers as a group. The information provided is as of December 31, 2000. As of December 31, 2000, neither the Trustees as a group nor the Trustees and officers as a group owned beneficially more than 1% of the outstanding shares of the Fund or of CIGNA.

NAME                                                FUND               CIGNA
----                                                ----               -----
Hugh R. Beath...................................... 1,139                  0
Richard H. Forde(1)...................................650              26,309
Russell H. Jones....................................1,500                   0
Thomas C. Jones(1)..................................1,161             127,744
Paul J. McDonald....................................1,800                   0
Trustees and Officers As a Group....................5,650             164,701
__________
(1) Includes shares of CIGNA which may be acquired within 60 days upon the exercise of outstanding stock options, as follows: Mr. Forde - 21,804; Mr.
     T. Jones - 101,663.

SECTION 16(A) BENEFICIAL OWNER REPORTING COMPLIANCE

     Section  16(a) of the  Securities  Exchange  Act of 1934,  as amended  (the
"Exchange Act"), requires the Fund's Trustees and executive officers, and persons who own more than 10% of a registered class of the Fund's equity securities, to file with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange reports of ownership and reports of changes in ownership of common stock and other equity securities of the Fund. Officers, Trustees and greater than 10% shareholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely on review of the copies of such reports received by the Fund, or written representations from certain persons that no such reports were required to be filed for those persons, the Fund believes all Section 16(a) filing requirements applicable to officers, Trustees and greater than 10% beneficial owners were satisfied.

     The following section sets forth as to each nominee his age, present position, his principal occupation or employment during the last five years, his principal affiliations, including any directorships he presently holds in companies that have issued publicly-held securities and any material interest in or relationship with TimesSquare and any of its affiliated persons presently and during the preceding five years. The Fund does not have a principal underwriter or administrator. Each nominee currently serves as a Trustee of the Fund, CIGNA Funds Group and CIGNA Variable Products Group, and as a Director of CIGNA Investment Securities, Inc., except that Mr. Forde is not a Trustee of CIGNA Variable Products Group.

NOMINEES:

HUGH  R.  BEATH,  69,  Advisory  Director,   AdMedia  Corporate  Advisors,  Inc.
(investment banking); previously Managing Director, AdMedia Corporate Advisors, Inc.; Chairman of the Board of Directors, Beath Advisors, Inc.

RICHARD H. FORDE*, 47, Managing Director, TimesSquare. Mr. Forde is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA.

________
* Nominee is an "interested person" of the Fund and TimesSquare within the meaning of the Investment Company Act of 1940.

RUSSELL H. JONES, 56, Vice President and Treasurer, Kaman Corporation (helicopters and aircraft components, industrial distribution); Chairman of the Board and Chief Executive Officer, Cedar Hill Association (National Historic Landmark); Trustee and Senior Fellow, American Leadership Forum; previously Vice President, Kaman Corporation; Trustee, Connecticut Policy and Economic Counsel; Secretary, Bloomfield Chamber of Commerce; President, Hartford Area Business Economists; Corporator, Hartford Seminary.

THOMAS C. JONES*, 54, President, CIGNA Retirement and Investment Services, a division of CIGNA; President and Director, TimesSquare and CIGNA Investment Group, Inc. Mr. Jones is also an officer or director of various other entities which are subsidiaries or affiliates of CIGNA; previously President, CIGNA Individual Insurance, a former division of CIGNA.

PAUL J. MCDONALD, 57, Special Adviser to the Board of Directors, Friendly Ice Cream Corporation (family restaurants and dairy products); Chairman, Dean's Advisory Council, University of Massachusetts School of Management; Director, Springfield YMCA; Director, Western Massachusetts Electric Company; previously Senior Executive Vice President and Chief Financial Officer, Friendly Ice Cream Corporation; Trustee, Basketball Hall of Fame.

___________
* Nominee is an "interested person" of the Fund and TimesSquare within the meaning of the Investment Company Act of 1940.

     No officer of the Fund and no Trustee of the Fund received any remuneration from the Fund during 2000 at the same time he was serving as a director, officer or employee of TimesSquare, CIGNA or any of its subsidiaries. The other current Trustees, taken as a group, were paid or accrued Trustee fees for 2000 from the Fund in the aggregate amount of $25,500. Under current compensation arrangements, such Trustees will be entitled to receive from the Fund an annual retainer of $7,100 plus a fee of $200 for each Board meeting attended and $200 for each Committee meeting attended. These Trustees will also be entitled to receive, as compensation for their services as Trustees or Directors, an annual retainer of $2,000, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA Variable Products Group, an annual retainer of $4,000, a $400 Board meeting fee, and a $400 Committee meeting fee from CIGNA Funds Group and an annual retainer of $5,100, a $200 Board meeting fee, and a $200 Committee meeting fee from CIGNA Investment Securities, Inc. All Trustees are entitled to receive reimbursements for expenses incurred in connection with each Board and Committee meeting attended. These reimbursements of expenses are allocated among the Fund, each series of CIGNA Funds Group and CIGNA Variable Products Group, and CIGNA Investment Securities, Inc. so that each entity pays an amount based on its net assets as a percentage of the aggregate net assets of such entities. The following table sets forth compensation paid by the Fund and by the CIGNA fund complex to Trustees in 2000:


                                                                      TOTAL
                                                                   COMPENSATION
                                                                    FROM FUND
                                                                    AND CIGNA
                                              AGGREGATE            FUND COMPLEX
 NAME OF PERSON,                            COMPENSATION             PAID TO
POSITION WITH FUND                            FROM FUND            TRUSTEES (C)
------------------                          ------------          ------------
Hugh R. Beath, Trustee (a).................     8,500                25,600
Richard H. Forde, Trustee,
  Chairman and President...................         0                    0
Russell H. Jones, Trustee..................     8,500                25,600
Thomas C. Jones, Trustee...................         0                    0
Paul J. McDonald, Trustee (b)..............     8,500                25,600
                                            ------------          ------------
                                            $  25,500             $ 76,800
                                            ============          ============

___________
(a) All but $3,202 of Mr. Beath's 2000 compensation was deferred under a plan for all CIGNA funds in which he had an aggregate balance of $260,041 as of December 31, 2000.
(b) Mr. McDonald's balance in the CIGNA funds deferred compensation plan was $156,996 as of December 31, 2000.
(c) There were three (3) investment companies other than the Fund in the CIGNA fund complex.

     The Board of Trustees held four Board meetings during 2000. Each Trustee attended more than 75% of the aggregate meetings of the Board and Committees on which such Trustee served during the year. The Board of Trustees has three standing committees as follows:


AUDIT COMMITTEE

     The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected, reviews the methods, scope and results of audits and fees charged by such independent accountants, and reviews the Fund's internal accounting procedures and controls.

     The Fund has an Audit Committee comprised of only "Independent Trustees" (as defined in the regulations of the New York Stock Exchange ("NYSE") of the Fund, who are also not "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. The Audit Committee reviews the process for preparing and reviewing financial statements and other audit-related matters as they arise throughout the year. The Audit Committee makes recommendations to the full Board as to the firm of independent accountants to be selected. In making its recommendations, the Audit Committee reviews the nature and scope of the services to be provided.

     In discharging its oversight responsibility as to the audit process, the Audit Committee discussed with management the process for preparation and review of the audited financial statements for the last fiscal year. The Audit Committee also reviewed the non-audit services to be provided by the independent accountants of the Fund. The independent accountants, PricewaterhouseCoopers LLP, discussed with the Board the matters required to be discussed by Statement on Auditing Standards No. 61. In addition, the Audit Committee obtained from the independent accountants a formal written statement consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," describing all relationships between the independent accountants and the Fund that might bear on the independent accountants' independence. The Audit Committee also discussed with the independent accountants any relationships that may impact their objectivity and independence and satisfied itself as to the independent accountants' independence. The Board also reviewed the fees charged by such independent accountants for the various services provided and reviewed the Fund's internal accounting procedures and controls.

     The Board of Trustees has adopted a written charter which sets forth the Audit Committee's structure, duties and powers, and methods of operation which is attached hereto as Appendix A. Each member of the Audit Committee must be financially literate and at least one member must have prior accounting experience or related financial management expertise. The Board of Trustees has determined, in accordance with applicable regulations of the NYSE, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The Audit Committee members for 2000 were Messrs. Beath, R. Jones and McDonald (Chairman). All members of the Audit Committee meet the independence standards of the NYSE listing standards.

CONTRACTS COMMITTEE

     The Contracts Committee reviews the performance of the investment adviser for the Fund, and makes recommendations to the Board of Trustees concerning the renewal of the investment advisory agreement. In performing its function, the Committee obtains from TimesSquare information it deems necessary to evaluate the terms of the investment advisory agreement and any changes or amendments to or replacements of the agreement. The Committee held one meeting in 2000. The current members of the Committee are Messrs. Beath, R. Jones (Chairman) and McDonald, none of whom are interested persons of the Fund.

NOMINATING COMMITTEE

     The Nominating Committee manages the development and maintenance of the Board's membership, organization and compensation and it identifies and recommends to the Board individuals to be nominated for election as Trustees. No policy or procedure has been established as to the recommendation of Trustee nominees by shareholders. The Committee held one meeting in 2000. The current members of the Committee are Messrs. Beath (Chairman), R. Jones and McDonald, none of whom are interested persons of the Fund.

REQUIRED VOTE

     Each nominee for Trustee receiving the affirmative vote of a majority of the votes cast for election of Trustees shall be elected. Under the Investment Company Act of 1940, a majority of the voting securities of the Fund means the lesser of (a) the vote of the holders of 67% or more of the outstanding shares of the Fund present in person or by proxy at a meeting of shareholders, if the holders of more than 50% of the outstanding shares are present or represented by proxy; or (b) the vote of the holders of more than 50% of the outstanding shares of the Fund.

    THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" EACH OF THE NOMINEES.


                                   PROPOSAL 2

                     RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The firm of PricewaterhouseCoopers LLP ("PWC") has been selected by the Board of Trustees of the Fund as independent accountants for the Fund for the fiscal year ending December 31, 2001. Shareholders are asked to ratify the selection of independent accountants at the meeting.

     For the fiscal year ended December 31, 2000, PWC performed both audit and non-audit services for the Fund. Audit services consisted of examinations of the Fund's financial statements and review and consultation in connection with filings with the SEC. Non-audit services included reviewing tax returns of the Fund and providing tax planning advice.

     PWC also serves as independent accountants for CIGNA Investment Securities, Inc. and for each of the series of shares of CIGNA Funds Group and CIGNA Variable Products Group and performs services for all such entities similar to the services performed for the Fund. PWC also serves as independent accountants for CIGNA.

     Representatives   of  PWC  may  attend  the  meeting  and  be  provided  an
opportunity to make a statement and to respond to questions from shareholders.


FEES PAID TO INDEPENDENT ACCOUNTANTS

     For the audit of the Fund's annual financial statements for the fiscal year ended December 31, 2000, included in the Fund's annual report to shareholders for that fiscal year, the Fund paid or accrued $35,000 to PWC.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     For the fiscal year ended December 31, 2000, the Fund, TimesSquare Capital Management, Inc., and entities controlling, controlled by or under common control with TimesSquare Capital Management, Inc. which provide services to the Fund, did not pay or accrue any fees for financial information systems design and implementation services by PWC.

     For the fiscal year ended December 31, 2000, the Fund, TimesSquare Capital Management, Inc., and entities controlling, controlled by or under common control with TimesSquare Capital Management, Inc. which provide services to the Fund, paid or accrued aggregate fees of approximately $219,300 in audit fees, and $114,350 for other services provided by PWC. The Audit Committee has determined that the provision of the services described above is compatible with maintaining the independence of PWC.

REQUIRED VOTE

     The selection of PricewaterhouseCoopers LLP as independent accountants of the Fund will be ratified upon the affirmative vote of a majority of the votes cast by the shareholders of the Fund.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 2.


                             MANAGEMENT OF THE FUND

     Information concerning the names, positions held with the Fund, principal occupation or employment during the last five years, and current affiliations of the executive officers of the Fund, other than for Mr. Forde, Chairman of the Board and President of the Fund, is set out below. Information concerning Mr. Forde is set out in Proposal 1 under the caption "Nominees". The executive officers are elected annually by the Board of Trustees. As of December 31, 2000, executive officers of the Fund owned beneficially less than 1% of the shares of the Fund and of CIGNA.

     ALFRED A. BINGHAM III, 56, Vice President and Treasurer, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; Assistant Vice President, TimesSquare.

     JEFFREY S. WINER, 43, Senior Counsel, CIGNA; Vice President and Secretary, CIGNA Funds Group, CIGNA Variable Products Group, CIGNA High Income Shares and CIGNA Investment Securities, Inc.; previously Counsel, CIGNA.


                                 OTHER BUSINESS

SHAREHOLDER PROPOSALS FOR 2002

     Shareholders may propose matters for inclusion in the proxy statement and action at next year's annual meeting, subject to certain conditions. Any such shareholder proposals intended to be presented at the 2002 annual meeting must be received by management of the Fund prior to November 13, 2001. Shareholder proposals not included in the proxy material may be presented from the floor at the annual meeting only if the shareholder notifies the Fund as to the proposal's nature and certain additional information by January 27, 2002.

     The management of the Fund does not know of any other matters to be brought before the meeting. If any other matters are properly brought before the meeting, proxies not limited to the contrary will be voted in accordance with the best judgment of the person or persons acting under the proxies.



                                                     /s/ Jeffrey S. Winer

                                                     Jeffrey S. Winer
                                                     SECRETARY




Worcester, Massachusetts
March 13, 2001

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

1. The Audit Committee shall be composed entirely of Trustees/Directors who are not "interested persons" of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended. In addition, so long as the Fund's shares are listed on the New York Stock Exchange (the NYSE"), the composition of the Audit Committee shall meet such other requirements as shall be imposed from time to time by the NYSE.

2.   The purposes of the Audit Committee are:

     (a) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of one or more service providers;

     (b) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof; and

     (c) to act as a liaison between the Fund's independent accountants and the full Board of Trustees/Directors (the "Board").

3. The function of the Audit Committee is to assure itself and the Board of the integrity of financial information and controls maintained in accordance with contracts, prospectuses and regulations. Management's responsibility is to maintain appropriate systems for accounting and internal control. The independent accountant's responsibility is to plan and carry out a proper audit. The independent accountant's ultimate accountability is to the Audit Committee and to the Board, which has the ultimate authority and responsibility regarding the evaluation, appointment and, when appropriate, the termination of the Fund's independent accountants.

4.       The Audit Committee shall have the following duties and powers:

          (a) to recommend the selection, retention or termination of accountants and, in connection therewith, to otherwise evaluate the independence of the accountants, including whether the accountants provide any consulting services to the manager and to request an annual representation from the accountant of its independence from management;

          (b) to meet with the Fund's independent accountants, including private meetings, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss any matters of concern relating to the Fund's financial statements, including any adjustments to such statements recommended by the accountants, or other results of said audit(s); (iii) to consider the accountants' comments with respect to the Fund's financial policies, procedures and internal accounting controls and management's responses thereto; and (iv) to review the form of opinion the accountants propose to render to the Board and shareholders;

          (c)  to consider the effect upon the Fund of any changes in accounting
               principles   or   practices   proposed  by   management   or  the
               accountants;

          (d) to review the fees charged by the accountants for audit and non-audit services;

          (e) to investigate improprieties or suspected improprieties in fund operations;

          (f) to review any non-audit services to the Fund by its independent accountants;

          (g) to review the working relationship between the Fund's management and the independent accountants;

          (h) to review and discuss the Fund's audited financial statements with the Fund's management;

          (i) to report its activities to the Board on a regular basis, based on the Committee's review and discussions with management and with the independent accountants to make a recommendation to the Board as to whether the Fund's audited financial statements should be included in the Fund's annual report to shareholders and to make such other recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate; and

          (j) to prepare any audit committee report required to be included in a Fund proxy statement.

5. The Committee shall meet at least annually and is empowered to hold special meetings as circumstances require.

6. The Committee shall regularly meet with the Fund's Treasurer and internal accountants for the management company and shall have the right of access to the Fund's Treasurer, other officers and independent accountants.

7. The Committee shall require the independent accountants to provide the Committee with an annual report regarding the independent accountants' independence, which report shall include, but not be limited to, a formal written statement setting forth all relationships between the independent accountants and (a) the Fund or any of its officers or directors or (b) the Fund's investment adviser(s). The Committee shall discuss such reports with the independent accountants, and if necessary in the judgment of the Committee, the Committee shall recommend that the Board take appropriate action to ensure the independence of the independent accountants or replace the independent accountants.

8. The Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the Fund's expense.

9. The Committee shall review this Charter at least annually and recommend any changes to the full Board.

[CIGNA TREE LOGO GRAPHIC APPEARS HERE]                             CGACM-PS-3/01
 CIGNA /R/

                           CIGNA HIGH INCOME SHARES

                THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES

The  undersigned  shareholder  hereby  appoints  Richard H. Forde and Jeffrey S.
Winer and either one of them, proxies of the undersigned, with the power of substitution, to vote the shares of the undersigned at the Annual Meeting of Shareholders of CIGNA High Income Shares (the "Fund"), on Monday, April 23, 2001 at 11:30 a.m., Eastern Time, at the Sheraton Springfield Hotel, One Monarch Place, Springfield, Massachusetts, and at any adjournment thereof, in the manner directed herein with respect to the matters described in the notice and accompanying proxy statement for the meeting. The Directors recommend that you vote "FOR" each of the proposals. As to any other matter, the proxies shall vote in accordance with their best judgment.

|------------------------------------------------------------------------------|
|  PLEASE VOTE, DATE, AND SIGN ON REVERSE AND RETURN PROMPTLY IN THE ENCLOSED  |
|  ENVELOPE.                                                                   |
|------------------------------------------------------------------------------|

|------------------------------------------------------------------------------|
|Please sign this proxy exactly as your name appears on the books of the| |Fund. Joint owners should each sign personally. Trustees and other| |fiduciaries should indicate the capacity in which they sign. If a| |corporation or partnership, this signature should be that of an authorized|
|officer who should state his or her title.                                    |
|------------------------------------------------------------------------------|

HAS YOUR ADDRESS CHANGED?               DO YOU HAVE ANY COMMENTS?

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

-----------------------------------     ----------------------------------------

 __
/X/  PLEASE MARK VOTES
--   AS IN THIS EXAMPLE                                                                                                    For All
         ____________________________________                  1.   Election of Trustees                For All    With-   Nominees
                                                                                                        Nominees   hold     Except
              CIGNA HIGH INCOME SHARES                                 (01) Mr. Beath  (03) Mr. R. Jones     __       __        __
         ____________________________________                          (02) Mr. Forde  (04) Mr. T. Jones    |__|     |__|      |__|
                                                                                       (05) Mr. McDonald
This proxy will be voted as specified.  If you simply sign
the proxy, it will be voted for proposal 1 and proposal 2.
In their discretion, the proxies will also be authorized to         If you do not wish your shares voted "For" a particular nominee,
vote upon such other matters that may properly come before          mark the "For All Nominees Except" box and strike a line through
the meeting.                                                        the name(s) of the nominee(s).  Your shares will be voted for the remaining nominee(s).

                                                                                                         For     Against   Abstain
                                                               2.   Ratification of the selection of      __       __         __
                                                                    PricewaterhouseCoopers LLP as        |__|     |__|       |__|
                                                                    independent accountants for the
                                                                    Fund for fiscal year 2001.


                                                               3.   In their discretion upon such other matters as may properly come before the meeting.




                                                   |---------------------------|                                                __
    Please be sure to sign and date this Proxy.    |Date                       |      Mark box at right if an address change or|__|
|--------------------------------------------------|---------------------------|      comment has been noted on the reverse of
|                                                                              |      this card.
|                                                                              |
|---Shareholder sign here------------------------Co-owner sign here------------|

